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                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )



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[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
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 (2) Aggregate number of securities to which transaction applies:

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 (3) Per unit price or underlying value of transaction computed pursuant to
 Exchange Act Rule 0-11:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
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